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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       October 2, 1997
                                                -------------------------------

      Protection One, Inc.                           Protection One Alarm Monitoring, Inc.
---------------------------------------             ---------------------------------------
   (Exact Name of Registrant                              (Exact Name of Registrant
    as Specified in Charter)                               as Specified in Charter)


            Delaware                                              Delaware
---------------------------------------             ---------------------------------------
        (State or Other                                        (State or other
    Jurisdiction of Incorporation)                        jurisdiction of Incorporation)


           0-247802                                              33-73002-01
---------------------------------------             ---------------------------------------
     (Commission File Number)                               (Commission File Number)

            93-1063818                                        93-1065479
---------------------------------------             ---------------------------------------
   (I.R.S. Employer Identification No.)               (I.R.S. Employer Identification No.)

        6011 Bristol Parkway,                                6011 Bristol Parkway,
     Culver City, California 90230                        Culver City, California 90230
---------------------------------------             ---------------------------------------
(Address of Principal Executive Offices,            (Address of Principal Executive Offices,
         including Zip Code)                                including Zip Code)

          (310) 338-6930                                        (310) 338-6930
---------------------------------------             ---------------------------------------
   (Registrant's Telephone Number,                        (Registrant's Telephone Number,
        including Area Code)                                 including Area Code)


               N/A                                               N/A
---------------------------------------             ---------------------------------------
   (Former Name or Former Address,                      (Former Name or Former Address,
    if Changed Since Last Report                         if Changed Since Last Report)
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        The information provided in this Current Report on Form 8-K/A supplements the information provided in the Current Report on Form 8-K of
Protection One, Inc. ("Protection One") and Protection One Alarm Monitoring,
Inc. dated July 29, 1997.

Item 5. Other Events.

        On October 2, 1997, Protection One and Western Resources, Inc. entered into Amendment No. 1 to the Contribution Agreement dated as of July 30, 1997, to provide for, among other things, the transfer by Western Resources to Protection
One, following the combination of the security alarm monitoring businesses of Protection One and Western Resources, of all of the equity securities of Centennial Security Holdings, Inc., equity securities of Guardian International,
Inc. and, at the option of Protection One exercisable by vote of a majority of the Protection One Board of Directors, all of the equity securities of Network
Holdings, Inc., in each case to the extent that such securities are acquired by Western Resources. A copy of said amendment is attached as Exhibit 10.1 to this Current Report and incorporated herein by this reference.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PROTECTION ONE, INC.
                                     PROTECTION ONE ALARM MONITORING, INC.



Date:  October 22, 1997              By: /s/ JOHN W. HESSE
                                        -----------------------------------
                                             John W. Hesse
                                             Executive Vice President
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibit
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
99.1                                Amendment No. 1 dated October 2, 1997 to Contribution
                                    Agreement dated as of July 30, 1997, between Western
                                    Resources, Inc. and Protection One, Inc.
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